UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2011

TransUnion Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-172549	74-3135689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

555 West Adams Street, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 985-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01. Regulation FD Disclosure.

On April 20, 2011, TransUnion Corp. (the “Company”) issued a press release announcing the expiration of an exchange offer by its subsidiaries, Trans Union LLC and TransUnion Financing Corporation (together, the “Issuers”), for all of their 11 3/8% Senior Notes due 2018. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit

99.1	Press Release, dated April 20, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSUNION CORP.

Date:	April 20, 2011	/s/ Samuel A. Hamood
Samuel A. Hamood Executive Vice President and Chief Financial Officer